UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania		17547
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on April 20, 2017. The results of the voting at our annual meeting of stockholders were as follows:

•	The total number of votes represented at the annual meeting in person or by proxy by the holders of our Class A common stock and the holders of our Class B common stock was 7,332,718 of the total of 7,731,337 votes entitled to vote at the annual meeting by the holders of all shares of Class A common stock and all shares of Class B common stock outstanding on the record date.

•	At the annual meeting, the stockholders elected Robert S. Bolinger, Kevin G. Burke, Patricia A. Gilmartin and Jack L. Hess as Class A Directors to serve for a term of three years and until their successors take office. The votes cast for the election of Class A Directors were as follows:

	Number of Votes
	For	Withheld	Broker Non-Votes
Robert S. Bolinger	6,988,809	72,996	270,913
Kevin G. Burke	7,011,254	50,551	270,913
Patricia A. Gilmartin	7,003,773	58,032	270,913
Jack L. Hess	7,008,032	53,773	270,913

There were no other nominations of candidates for election as Class A Director. There were no abstentions with respect to the election of Class A Directors.

Our stockholders also voted to approve the following additional actions:

•	Approval, by a non-binding advisory vote of our stockholders, of the compensation of our named executive officers we described in our proxy statement.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,990,228	63,338	8,239	270,913

•	The determination of three years as the frequency with which we submit to our stockholders for approval, by a non-binding advisory vote of our stockholders, of the compensation of our named executive officers.

Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
490,536	60,735	6,504,962	5,571	270,914

In light of the results of the advisory vote, we intend to submit to our stockholders for approval on a non-binding advisory basis the compensation of our named executive officers every three years, until the next required vote on the frequency of stockholder votes on the compensation of our named executive officers.

•	Ratification of the selection by the audit committee of our board of directors of KPMG LLP as our independent registered public accounting firm for 2017.

Number of Votes
For	Against	Abstain	Broker Non-Votes
7,301,134	29,461	2,123	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: April 25, 2017